SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 24, 2005

                             PARADIGM HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

          WYOMING                    0-9154                      83-0211506
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

    2600 TOWER OAKS BLVD., SUITE 500, ROCKVILLE, MARYLAND           20852
           (Address of principal executive offices)              (Zip code)

                                 (301) 468-1200
               Registrant's telephone number, including area code


                            CHEYENNE RESOURCES, INC.
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 24, 2005, Paradigm Holdings, Inc., a Wyoming corporation ("Paradigm") announced that Mr. John A. Moore, Jr. and Mr. Edwin M. Avery had been elected to the Board of Directors of Paradigm.

         Edwin "Mac" Avery has 30 years of diverse experience in organizations through every lifecyle phase, including start-up, change and revitalization, and turnaround and accelerated growth. From May 2004 to the present, Mr. Avery serves as Manager, US Operations for Jed Oil in Calgary, Alberta. Mr. Avery's background includes expertise in business development, finance, capital management, and regulatory issues. From August 2002 to May 2004, Mr. Avery served as the Assistant to the Vice Chancellor at the University of Colorado at Boulder, Colorado, a comprehensive research university and residential campus with over 28,000 undergraduate and graduate students. While Assistant to the Vice Chancellor, Mr. Avery consulted for web-based online student services and served on a steering team and project management team for the University's portal development. In addition, Mr. Avery surveyed AAU universities and colleges on emerging issues and best practices in higher education and assisted foundation efforts with fundraising for the Division of Student Affairs. Mr. Avery co-developed a Washington, D.C.-based lobby support initiative for federal, agency and university relations. From October 1999 to November 2001, Mr. Avery founded and served as Corporate Development Officer of TangibleData, Inc., a publicly traded company focusing on online, on-demand, custom-labeled duplication and distribution of Internet uploaded data on cd's. From June 1991 to October 1999, Mr. Avery served as the Managing Partner of Avery & Company, a client services firm specializing in project design, management, funding, mergers and acquisitions for the energy and technology industries. Mr. Avery has served as a director of TangibleData, Inc., Duplication Technology, Inc., Pioneer Resources, Inc. and Lincoln Investment Corporation.

          Mr. John Moore has more than 30 years experience in public company management for information technology firms. From February 1982 to December 2004, Mr. Avery held various positions at ManTech International Company, including Executive Vice President (April 1997 to December 2004) and Chief Financial Officer and Treasurer (February 1993 to June 2003). While at ManTech International, Mr. Moore's responsibilities included corporate compliance, strategic planning, proposal preparation and pricing, human resources, legal, banking, SEC reporting and all accounting and finance operations. Mr. Moore was directly involved with taking ManTech International public in February 2002, as well as facilitating a secondary offering. Mr. Moore has served on the Boards of Directors for ManTech International (MANT) and GSE Systems Inc. (GVP). He is a current member of the Board of Visitors for the University of Maryland's Smith School. Mr. Moore has an MBA from the University of Maryland and a BS in accounting from LaSalle University.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 24, 2005               PARADIGM HOLDINGS, INC.

                                         By:  /s/ Raymond A. Huger
                                             ----------------------------------
                                         Name:    Raymond A. Huger
                                         Title:   President and Chief Executive
                                                  Officer



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